UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 8, 2023

TITAN INTERNATIONAL, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-12936	36-3228472
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1525 Kautz Road, Suite 600, West Chicago, IL 60185
(Address of principal executive offices, including Zip Code)
(630) 377-0486
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	TWI	New York Stock Exchange

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
On June 8, 2023, Titan International, Inc. (Titan or the Company) held its Annual Meeting of Stockholders (Annual Meeting) to consider and act upon the following matters:

•Election of Richard M. Cashin Jr., Max A. Guinn, Mark H. Rachesky, MD, Paul G. Reitz, Anthony L. Soave, Maurice M. Taylor, Jr., and Laura K. Thompson as directors to serve one-year terms and until their successors are elected and qualified.
•Ratification of the selection of Grant Thornton LLP by the Board of Directors as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2023.
•Approval, in a non-binding advisory vote, of the 2022 compensation paid to the Company's named executive officers.
•Approval, in a non-binding advisory vote, of the frequency of future advisory votes on compensation paid to the Company's named executive officers.
Of the 63,127,418 shares of Titan common stock outstanding on the record date, there were a total of 54,876,220 shares of Titan common stock (or 86.92% of total shares outstanding) represented, in person or by proxy, at the Annual Meeting.

Proposal 1: Election of Directors

The following nominees for election to the Titan International, Inc. Board of Directors, Mr. Guinn, Dr. Rachesky, Mr. Reitz, Mr. Soave, Mr. Taylor, and Ms. Thompson were duly elected for a one-year term.

The number of votes cast for or against (or withheld) and the number of broker non-votes with respect to Proposal 1 voted upon, as applicable, are set forth below:

	Shares Voted For	Shares Withheld	Broker Non-Votes
Richard M. Cashin Jr.	23,611,593	25,414,155	5,850,472
Max A. Guinn	32,544,501	16,481,247	5,850,472
Mark H. Rachesky, MD	34,580,404	14,445,344	5,850,472
Paul G. Reitz	38,187,026	10,838,722	5,850,472
Anthony L. Soave	33,837,281	15,188,467	5,850,472
Maurice M. Taylor, Jr.	37,502,140	11,523,608	5,850,472
Laura K. Thompson	36,440,403	12,585,345	5,850,472

Proposal 2: Ratification of Independent Registered Public Accounting Firm of Grant Thornton LLP

The selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company's financial statements for the year ending December 31, 2023 was ratified by the following vote:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
54,251,189	550,679	74,352	—
Proposal 3: Non-Binding Advisory Vote of the 2022 Compensation Paid to the Named Executive Officers

The non-binding advisory resolution on 2022 executive compensation was not approved:

Shares Voted For	Shares Against	Shares Abstaining	Broker Non-Votes
22,817,147	26,139,549	69,052	5,850,472

During the Annual Shareholders Meeting the Chairman of the Board, Maurice M. Taylor, Jr. stated that in the next ninety (90) days Titan’s CFO will take the previously approved compensation plan and explain the factors that determine executive compensation. Titan will furnish the top 40 shareholder’s with the plan and will simultaneously post the plan on the website for all shareholders’ review.

Proposal 4: Non-Binding Advisory Vote of the Frequency of Future Advisory Votes on Compensation Paid to the Company's Named Executive Officers

The non-binding advisory resolution on frequency of future advisory votes on compensation paid to the Company's named executive officers received the following vote:

	1 Year	2 Years	3 Years	Abstain
Shares Voted For	30,016,206	15,811,645	3,156,849	41,048

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	June 13, 2023	By:	/s/ MICHAEL G. TROYANOVICH
Michael G. Troyanovich
Secretary and General Counsel